SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):     July 21, 1997
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                           SIGNET BANKING CORPORATION
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             (Exact name of registrant as specified in its charter)




           Virginia                       1-6505                54-6037910
 ------------------------------        ------------         -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)




7 North Eighth Street, Richmond, Virginia                23219
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code       804 747-2000
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                                 Not Applicable
Former name, former address and former fiscal year, if changed since last report

ITEM 5.       Other Events.

              On  July  21,  1997,  First  Union  Corporation   ("First  Union")
announced  that Signet  Banking  Corporation  will merge with First  Union.  See
Exhibit 1 for the news release dated July 21, 1997.

                          *****************************

              The news release contains certain estimates prepared by First Union regarding First Union, Signet Banking Corporation and the combined company following the merger, including statements relating to cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger, and certain restructuring charges expected to be incurred in connection with the merger. These estimates, none of which were prepared by Signet Banking Corporation, constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in First Union's Current Report on Form 8-K, dated July 21, 1997, as filed with the Securities and Exchange Commission, to which report reference is hereby made.


ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


              (c)   Exhibits.

                    1.   News release dated July 21, 1997.



                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SIGNET BANKING CORPORATION
                                               (Registrant)


Date:  July 21 , 1997                  /s/Wallace B. Millner, III
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                                       Wallace B. Millner, III
                                       Vice Chairman and Chief Financial Officer